EXHIBIT 10.3
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                             [RODMAN & RENSHAW LOGO]
                Serving Emerging Growth Sectors For Over 50 Years


                                                                October 10, 2007

CONFIDENTIAL
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Robert W. Cook
Senior Vice President & Chief Financial Officer
EpiCept Corporation
777 Old Saw Mill River Road
Tarrytown, NY 10591

Dear Mr. Cook:

      This letter (the "Agreement") constitutes the agreement between Rodman & Renshaw, LLC ("R&R") and BMO Capital Markets Corp. ("BMO") (each of R&R and BMO a "Placement Agent" and together the "Placement Agents") and EpiCept Corporation (the "Company"), that R&R shall serve as the lead placement agent and BMO as the co-placement agent for the Company, on a "best efforts" basis, in connection with the proposed placement (the "Placement") of up to $20,000,000 of registered securities of the Company, including shares (the "Shares") of the Company's common stock, par value $0.0001 per share (the "Common Stock"), and warrants to purchase shares of Common Stock (the "Warrants"). The terms of such Placement and the Shares and Warrants shall be mutually agreed upon by the Company and the purchasers (each, a "Purchaser" and collectively, the "Purchasers") and nothing herein constitutes that either Placement Agent would have the power or authority to bind the Company or any Purchaser or an obligation for the Company to issue any Shares or Warrants or complete the Placement. This Agreement, the Securities Purchase Agreement, the Warrant and the Prospectus and Prospectus Supplement shall be collectively referred to herein as the "Transaction Documents." The date of the closing of the Placement shall be referred to herein as the "Closing Date." The Company expressly acknowledges and agrees that the Placement Agents' obligations hereunder are on a reasonable best efforts basis only and that the execution of this Agreement does not constitute a commitment by either Placement Agent to purchase the Shares and Warrants and does not ensure the successful placement of the Shares and Warrants or any portion thereof or the success of the Placement Agents with respect to securing any other financing on behalf of the Company.

SECTION 1.  Compensation and other Fees.

      As compensation for the services provided by the Placement Agents hereunder, the Company agrees to pay to the Placement Agents:

            (A) A cash fee payable immediately upon the closing of the Placement equal to 6% of the first $10,000,000 of aggregate gross proceeds raised in the Placement and 7.6% of aggregate gross proceeds in excess of $10,000,000 up to $20,000,000 raised in the Placement. Such fees shall be divided 70% to R&R and 30% to BMO on the first $10,000,000 (1.8% of gross proceeds to BMO) and 66.32% to R&R and 23.68% to BMO on gross proceeds in excess of $10,000,000 (1.8% of gross proceeds to BMO) for BMO's services as co-Placement Agent in the Placement.

            (B) The Company also agrees to reimburse R&R's actual out-of-pocket expenses incurred (with supporting invoices/receipts) up to a maximum of $35,000. Such reimbursement shall be payable immediately upon (but only in the event of) the closing of the Placement.

SECTION 2.  REGISTRATION STATEMENT.

The Company represents and warrants to, and agrees with, the Placement Agents that, as of the date hereof:

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      (A) The Company has filed with the Securities and Exchange Commission (the "Commission") a registration statement on Form S-3 (Registration File NO. 333-145561) under the Securities Act of 1933, as amended (the "Securities Act"), which became effective on September 18, 2007, for the registration under the Securities Act of the Shares and Warrants, as well as other securities of the Company. At the time of such filing, the Company met the requirements of Form S-3 under the Securities Act. Such registration statement meets the requirements set forth in Rule 415(a)(1)(x) under the Securities Act and complies with said Rule. The Company will file with the Commission pursuant to Rule 424(b) under the Securities Act, and the rules and regulations (the "Rules and Regulations") of the Commission promulgated thereunder, a supplement to the form of prospectus included in such registration statement relating to the placement of the Shares and the plan of distribution thereof and has advised the Placement Agent of all further information (financial and other) with respect to the Company required to be set forth therein. Such registration statement, at any given time, including the exhibits thereto filed at such time, as amended at such time, is hereinafter called the "Registration Statement"; such prospectus in the form in which it appears in the Registration Statement is hereinafter called the "Base Prospectus"; and the supplemented form of prospectus, in the form in which it will be filed with the Commission pursuant to Rule 424(b) (including the Base Prospectus as so supplemented) is hereinafter called the "Prospectus Supplement." The Registration Statement at the time it originally became effective is hereinafter called the "Original Registration Statement." Any reference in this Agreement to the Registration Statement, the Original Registration Statement, the Base Prospectus or the Prospectus Supplement shall be deemed to refer to and include the documents incorporated by reference therein (the "Incorporated Documents") pursuant to Item 12 of Form S-3 which were filed under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), at any given time, as the case may be; and any reference in this Agreement to the terms "amend," "amendment" or "supplement" with respect to the Registration Statement, the Original Registration Statement, the Base Prospectus or the Prospectus Supplement shall be deemed to refer to and include the filing of any document under the Exchange Act after the date of this Agreement, or the issue date of the Base Prospectus or the Prospectus Supplement, as the case may be, deemed to be incorporated therein by reference. All references in this Agreement to financial statements and schedules and other information which is "contained," "included," "described," "referenced," "set forth" or "stated" in the Registration Statement, the Base Prospectus or the Prospectus Supplement (and all other references of like import) shall be deemed to mean and include all such financial statements and schedules and other information which is or is deemed to be incorporated by reference in the Registration Statement, the Base Prospectus or the Prospectus Supplement, as the case may be. The Company has not received any notice that the Commission has issued or intends to issue a stop order suspending the effectiveness of the Registration Statement or the use of the Base Prospectus or the Prospectus Supplement or intends to commence a proceeding for any such purpose. For purposes of this Agreement, "free writing prospectus" has the meaning set forth in Rule 405 under the Securities Act and the "Time of Sale Prospectus" means the Base Prospectus, together with the Prospectus Supplement, if any, and the free writing prospectuses, if any, used in connection with the Placement, including any documents incorporated by reference therein.

      (B) The Original Registration Statement (and any further documents to be filed with the Commission) contains all exhibits and schedules as required by the Securities Act. Each of the Registration Statement and any post-effective amendment thereto, at the time it became effective, complied in all material respects with the Securities Act and the applicable Rules and Regulations and did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading. The Base Prospectus, the Time of Sale Prospectus, if any, and the Prospectus Supplement, each as of its respective date, comply in all material respects with the Securities Act and the applicable Rules and Regulations. Each of the Base Prospectus, the Time of Sale Prospectus, if any, and the Prospectus Supplement, as amended or supplemented, did not and will not contain as of the date thereof any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. The

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Incorporated Documents, when they were filed with the Commission, conformed in all material respects to the requirements of the Exchange Act and the applicable rules and regulations promulgated thereunder, and none of such documents, when they were filed with the Commission, contained any untrue statement of a material fact or omitted to state a material fact necessary to make the statements therein (with respect to Incorporated Documents incorporated by reference in the Base Prospectus or Prospectus Supplement), in light of the circumstances under which they were made not misleading. No post-effective amendment to the Registration Statement reflecting any facts or events arising after the date thereof which represent, individually or in the aggregate, a fundamental change in the information set forth therein is required to be filed with the Commission. As of the date hereof, there are no documents required to be filed with the Commission in connection with the transaction contemplated hereby that (x) have not been filed as required pursuant to the Securities Act or (y) will not be filed within the requisite time period. As of the date hereof, there are no contracts or other documents required to be described in the Base Prospectus, the Time of Sale Prospectus, if any, or Prospectus Supplement, or to be filed as exhibits or schedules to the Registration Statement, which have not been described or filed as required.

      (C) The Company is eligible to use free writing prospectuses in connection with the Placement pursuant to Rules 164 and 433 under the Securities Act. Any free writing prospectus that the Company is required to file pursuant to Rule 433(d) under the Securities Act has been, or will be, filed with the Commission in accordance with the requirements of the Securities Act and the applicable rules and regulations of the Commission thereunder. Each free writing prospectus that the Company has filed, or is required to file, pursuant to Rule 433(d) under the Securities Act or that was prepared by or behalf of or used by the Company complies or will comply in all material respects with the requirements of the Securities Act and the applicable rules and regulations of the Commission thereunder. The Company will not, without the prior consent of the Placement Agents, prepare, use or refer to, any free writing prospectus.

      (D) Neither the Company nor any of its directors and officers has distributed and none of them will distribute, prior to the Closing Date, any offering material in connection with the offering and sale of the Shares other than the Base Prospectus, the Time of Sale Prospectus, if any, the Prospectus Supplement, the Registration Statement, copies of the documents incorporated by reference therein and any other materials permitted by the Securities Act.

      (E) Without the prior written consent of the Company, the Placement Agents hereby confirm that neither of them has given and will not give to any prospective purchaser of the Shares and Warrants any free writing prospectuses other than as set forth on Schedule A hereto

      (E) The Company and the Placement Agents have agreed that the information set forth on Schedule B hereto (such information shall be referred to in this Agreement as the "Scripted Information") shall be orally conveyed by the Placement Agents to each Purchaser prior to the Placement Agents confirming sales of Shares and Warrants.

SECTION 3. REPRESENTATIONS AND WARRANTIES. Except as set forth in the Registration Statement or the SEC Reports (as defined below), the Company hereby represents and warrants to the Placement Agents as follows:

      (A) Organization and Qualification. The Company owns, directly or indirectly, all of the capital stock or other equity interests of each of its direct and indirect subsidiaries (individually, a "Subsidiary") Subsidiary free and clear of any "Liens" (which for purposes of this Agreement shall mean a lien, charge, security interest, encumbrance, right of first refusal, preemptive right or other restriction, except for a lien on the Common Stock of the Company's subsidiaries pursuant to the Loan and Security Agreement dated August 30, 2006, with Hercules Technology Growth Capital Inc.), and all the issued and outstanding shares of capital stock or other equity interests of each Subsidiary are validly issued and are fully paid, non-assessable and free of preemptive and similar rights to subscribe for or purchase securities. The Company and each of the Subsidiaries is an entity duly incorporated or otherwise organized, validly

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existing and in good standing under the laws of the jurisdiction of its incorporation or organization (as applicable), with the requisite power and authority to own and use its properties and assets and to carry on its business as currently conducted. Neither the Company nor any Subsidiary is in violation or default of any of the provisions of its respective certificate or articles of incorporation, bylaws or other organizational or charter documents. Each of the Company and the Subsidiaries is duly qualified to conduct business and is in good standing as a foreign corporation or other entity in each jurisdiction in which the nature of the business conducted or property owned by it makes such qualification necessary, except where the failure to be so qualified or in good standing, as the case may be, could not have or reasonably be expected to result in (i) a material adverse effect on the legality, validity or enforceability of any Transaction Document, (ii) a material adverse effect on the results of operations, assets, business or financial condition of the Company and the Subsidiaries, taken as a whole, or (iii) a material adverse effect on the Company's ability to perform in any material respect on a timely basis its obligations under any Transaction Document (any of (i), (ii) or (iii), a "Material Adverse Effect") and no "Proceeding" (which for purposes of this Agreement shall mean any action, claim, suit, investigation or proceeding (including, without limitation, an investigation or partial proceeding, such as a deposition), whether commenced or threatened) has been instituted in any such jurisdiction revoking, limiting or curtailing or seeking to revoke, limit or curtail such power and authority or qualification.

      (B) Authorization. The Company has the requisite corporate power and authority to enter into and to consummate the transactions contemplated by each of the Transaction Documents and otherwise to carry out its obligations hereunder and thereunder. The execution and delivery of each of the Transaction Documents by the Company and the consummation by it of the transactions contemplated thereby have been duly authorized by all necessary action on the part of the Company and no further action is required by the Company, its board of directors or its stockholders in connection therewith other than in connection with the "Required Approvals" (as defined in subsection 3(D) below). Each Transaction Document to which the Company is a party has been (or upon delivery will have been) duly executed and delivered by the Company and constitutes the valid and binding obligation of the Company enforceable against the Company in accordance with its terms except (i) as limited by applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors' rights generally, (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies, and (iii) that rights to indemnification and contribution thereunder may be limited by federal or state securities laws or public policy relating thereto.

      (C) No Conflicts. The execution, delivery and performance of the Transaction Documents by the Company, the issuance and sale of the Shares and Warrants and the consummation by the Company of the other transactions contemplated hereby and thereby do not and will not (i) conflict with or violate any provision of the Company's or any Subsidiary's certificate or articles of incorporation, bylaws or other organizational or charter documents, or (ii) conflict with, or constitute a default (or an event that with notice or lapse of time or both would become a default) under, result in the creation of any Lien upon any of the properties or assets of the Company or any Subsidiary, or give to others any rights of termination, amendment, acceleration or cancellation (with or without notice, lapse of time or both) of, any agreement, credit facility, debt or other instrument (evidencing a Company or Subsidiary debt or otherwise) or other understanding to which the Company or any Subsidiary is a party or by which any property or asset of the Company or any Subsidiary is bound or affected, or (iii) subject to the Required Approvals, conflict with or result in a violation of any law, rule, regulation, order, judgment, injunction, decree or other restriction of any court or governmental authority to which the Company or a Subsidiary is subject (including federal and state securities laws and regulations), or by which any property or asset of the Company or a Subsidiary is bound or affected; except in the case of each of clauses (ii) and
(iii), such as would not have a Material Adverse Effect.

      (D) Filings, Consents and Approvals. The Company is not required to obtain any consent, waiver, authorization or order of, give any notice to, or make any filing or registration with, any court or other federal, state, local

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or other governmental authority or other "Person" (defined as an individual or corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or subdivision thereof) or other entity of any kind) in connection with the execution, delivery and performance by the Company of the Transaction Documents, other than such filings as are required to be made under applicable Federal and state securities laws and by the Trading Market (collectively, the "Required Approvals").

      (E) Issuance of the Shares and Warrants; Registration. The Shares and Warrants are duly authorized and, when issued and paid for in accordance with the applicable Transaction Documents, will be duly and validly issued, fully paid and nonassessable, free and clear of all Liens imposed by the Company other than any restrictions on transfer provided for in the Transaction Documents. The Company has reserved from its duly authorized capital stock the maximum number of shares of Common Stock issuable pursuant to the Transaction Documents. The issuance by the Company of the Shares and Warrants has been registered under the Securities Act and all of the Shares and Warrants are freely transferable and tradable by the Purchasers without restriction (other than any restrictions arising solely from an act or omission of a Purchaser). The Shares and Warrants are being issued pursuant to the Registration Statement. The "Plan of Distribution" section under the Registration Statement contemplates the issuance and sale of the Shares and Warrants as provided in the Transaction Documents. Upon receipt of the Shares and Warrants, the Purchasers will have good and marketable title to such Shares and Warrants and the Shares will be freely tradable on the "Trading Market" (which, for purposes of this Agreement means the following markets or exchanges on which the Common Stock is listed or quoted for trading on the date in question: the Nasdaq Capital Market and OMX Nordic Exchange).

      (F) Capitalization. The capitalization of the Company is as described in the Registration Statement and the SEC Reports. The Company has not issued any capital stock since the date of the filing of its most recently filed periodic report under the Exchange Act, other than pursuant to the exercise of employee stock options under the Company's stock option plans, the issuance of shares of Common Stock to employees pursuant to the Company's employee stock purchase plan and pursuant to the conversion or exercise of securities exercisable, exchangeable or convertible into Common Stock ("Common Stock Equivalents"). No Person has any right of first refusal, preemptive right, right of participation, or any similar right to participate in the transactions contemplated by the Transaction Documents, except for those investors who participated in the Company's December 2006 Private Placement. Except as a result of the purchase and sale of the Shares and Warrants and as described in the Registration Statement, there are no outstanding options, warrants, script rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities, rights or obligations convertible into or exercisable or exchangeable for, or giving any Person any right to subscribe for or acquire, any shares of Common Stock, or contracts, commitments, understandings or arrangements by which the Company or any Subsidiary is or may become bound to issue additional shares of Common Stock or Common Stock Equivalents. The issuance and sale of the Shares and Warrants will not obligate the Company to issue shares of Common Stock or other securities to any Person (other than the Purchasers) and will not result in a right of any holder of Company securities to adjust the exercise, conversion, exchange or reset price under such securities. All of the outstanding shares of capital stock of the Company are validly issued, fully paid and nonassessable, have been issued in compliance with all federal and state securities laws, and none of such outstanding shares was issued in violation of any preemptive rights or similar rights to subscribe for or purchase securities. No further approval or authorization of any stockholder, the Board of Directors of the Company or others is required for the issuance and sale of the Shares and Warrants. Except as described in the Registration Statement and the SEC Reports, there are no stockholders agreements, voting agreements or other similar agreements with respect to the Company's capital stock to which the Company is a party or, to the knowledge of the Company, between or among any of the Company's stockholders.

      (G) SEC Reports; Financial Statements. The Company has complied in all material respects with requirements to file all reports, schedules, forms, statements and other documents required to be filed by it under the Exchange Act, including pursuant to Section 13(a) or 15(d) thereof, for one year

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preceding the date hereof (or such shorter period as the Company was required by law or regulation to file such material) (the foregoing materials, including the exhibits thereto and documents incorporated by reference therein, being collectively referred to herein as the "SEC Reports") on a timely basis or has received a valid extension of such time of filing and has filed any such SEC Reports prior to the expiration of any such extension. As of their respective dates, the SEC Reports complied in all material respects with the requirements of the Securities Act and the Exchange Act, as applicable, and the rules and regulations of the Commission promulgated thereunder, and none of the SEC Reports, when filed, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. The financial statements of the Company included in the SEC Reports comply in all material respects with applicable accounting requirements and the rules and regulations of the Commission with respect thereto as in effect at the time of filing. Such financial statements have been prepared in accordance with United States generally accepted accounting principles applied on a consistent basis during the periods involved ("GAAP"), except as may be otherwise specified in such financial statements or the notes thereto and except that unaudited financial statements may not contain all footnotes required by GAAP, and fairly present in all material respects the financial position of the Company and its consolidated subsidiaries as of and for the dates thereof and the results of operations and cash flows for the periods then ended, subject, in the case of unaudited statements, to normal, immaterial, year-end audit adjustments.

      (H) Material Changes; Undisclosed Events, Liabilities or Developments. Since the date of the latest audited financial statements included within the SEC Reports or the Registration Statement, except as disclosed in the SEC Reports, (i) there has been no event, occurrence or development that has had or would result in a Material Adverse Effect, (ii) the Company has not incurred any liabilities (contingent or otherwise) other than (A) trade payables and accrued expenses incurred in the ordinary course of business consistent with past practice and (B) liabilities not required to be reflected in the Company's financial statements pursuant to GAAP disclosed in filings made with the Commission, (iii) the Company has not altered its method of accounting, (iv) the Company has not declared or made any dividend or distribution of cash or other property to its stockholders or purchased, redeemed or made any agreements to purchase or redeem any shares of its capital stock and (v) the Company has not issued any equity securities to any officer, director or "Affiliate" (defined as any Person that, directly or indirectly through one or more intermediaries, controls or is controlled by or is under common control with a Person, as such terms are used in and construed under Rule 144 under the Securities Act), except pursuant to existing Company stock option plans. The Company does not have pending before the Commission any request for confidential treatment of information. Except for the issuance of the Shares and Warrants pursuant to the Transaction Documents, no event, liability or development has occurred or exists with respect to the Company or its Subsidiaries or their respective business, properties, operations or financial condition, that would be required to be disclosed by the Company under applicable securities laws at the time this representation is made that has not been publicly disclosed prior to the date of this Agreement or in the Time of Sale Prospectus.

      (I) Litigation. Except as disclosed in the SEC Reports or the Registration Statement, there is no action, suit, inquiry, notice of violation, Proceeding or investigation pending or, to the knowledge of the Company, threatened against or affecting the Company, any Subsidiary or any of their respective properties before or by any court, arbitrator, governmental or administrative agency or regulatory authority (federal, state, county, local or foreign) (collectively, an "Action") which (i) adversely affects or challenges the legality, validity or enforceability of any of the Transaction Documents or the Shares or Warrants or (ii) would, if there were an unfavorable decision, have a Material Adverse Effect. Neither the Company nor any Subsidiary, nor any director or officer thereof, is or has been the subject of any Action involving a claim of violation of or liability under federal or state securities laws or a claim of breach of fiduciary duty. There has not been, and to the knowledge of the Company, there is not pending or contemplated, any investigation by the Commission involving the Company or any current or former director or officer of the Company. The Commission has not issued any stop order or other order suspending the effectiveness of any registration statement filed by the Company or any Subsidiary under the Securities Act. No executive officer, to the knowledge of the Company, is in violation of any material term of any employment

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contract, confidentiality, disclosure or proprietary information agreement or non-competition agreement, or any other contract or agreement or any restrictive covenant, and, to the Company's knowledge, the continued employment of each such executive officer does not subject the Company or any of its Subsidiaries to any liability with respect to any of the foregoing matters. The Company and its Subsidiaries are in compliance with all U.S. federal, state, local and foreign laws and regulations relating to employment and employment practices, terms and conditions of employment and wages and hours, except where the failure to be in compliance would not, individually or in the aggregate, have a Material Adverse Effect.

      (J) Labor Relations. No material labor dispute exists or, to the knowledge of the Company, is imminent with respect to any of the employees of the Company which would have a Material Adverse Effect.

      (K) Compliance. Neither the Company nor any Subsidiary (i) is in default under or in violation of (and no event has occurred that has not been waived that, with notice or lapse of time or both, would result in a default by the Company or any Subsidiary under), nor has the Company or any Subsidiary received notice of a claim that it is in default under or that it is in violation of, any indenture, loan or credit agreement or any other agreement or instrument to which it is a party or by which it or any of its properties is bound (whether or not such default or violation has been waived), (ii) is in violation of any order of any court, arbitrator or governmental body, or (iii) is or has been in violation of any statute, rule or regulation of any governmental authority, including without limitation all foreign, federal, state and local laws applicable to its business and all such laws that affect the environment, except in each case as would not have a Material Adverse Effect.

      (L) Regulatory Permits. The Company and the Subsidiaries possess all certificates, authorizations and permits issued by the appropriate federal, state, local or foreign regulatory authorities required to conduct their respective businesses as described in the SEC Reports, except where the failure to possess such permits would not have a Material Adverse Effect ("Material Permits"), and neither the Company nor any Subsidiary has received any notice of proceedings relating to the revocation or modification of any Material Permit.

      (M) Title to Assets. The Company and the Subsidiaries have good and marketable title in all personal property owned by them that is material to the business of the Company and the Subsidiaries, in each case free and clear of all Liens, except for Liens for the benefit of Hercules Technology Growth Capital, Inc. ("Hercules") and Liens as do not materially affect the value of such property and do not materially interfere with the use made and proposed to be made of such property by the Company and the Subsidiaries and Liens for the payment of federal, state or other taxes, the payment of which is neither delinquent nor subject to penalties. Any real property and facilities held under lease by the Company and the Subsidiaries are held by them under valid and subsisting leases enforceable against the Company of which the Company and the Subsidiaries are in compliance.

      (N) Patents and Trademarks. The Company and the Subsidiaries have, or have rights to use, all patents, patent applications, trademarks, trademark applications, service marks, trade names, trade secrets, inventions, copyrights, licenses and other similar intellectual property rights necessary or material for use in connection with their respective businesses as described in the SEC Reports and which the failure to so have would have a Material Adverse Effect (collectively, the "Intellectual Property Rights"). Neither the Company nor any Subsidiary has received a notice (written or otherwise) that the Intellectual Property Rights used by the Company or any Subsidiary violates or infringes upon the rights of any Person. To the knowledge of the Company, all such Intellectual Property Rights are enforceable and there is no existing infringement by another Person of any of the Intellectual Property Rights of others. The Company and its Subsidiaries have taken reasonable measures to protect the secrecy, confidentiality and value of all of their intellectual properties, except where failure to do so would not, individually or in the aggregate, have a Material Adverse Effect.

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      (O) Insurance. The Company and the Subsidiaries are insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as are prudent and customary in the businesses in which the Company and the Subsidiaries are engaged, including, but not limited to, directors and officers insurance coverage. Neither the Company nor any Subsidiary has any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business without a significant increase in cost.

      (P) Transactions With Affiliates and Employees. Except as disclosed in the Registration Statement or the SEC Reports, none of the officers or directors of the Company and, to the knowledge of the Company, none of the employees of the Company is presently a party to any transaction with the Company or any Subsidiary (other than for services as employees, officers and directors), including any contract, agreement or other arrangement providing for the furnishing of services to or by, providing for rental of real or personal property to or from, or otherwise requiring payments to or from any officer, director or such employee or, to the knowledge of the Company, any entity in which any officer, director, or any such employee has a substantial interest or is an officer, director, trustee or partner, other than (i) for payment of salary or consulting fees for services rendered, (ii) reimbursement for expenses incurred on behalf of the Company and (iii) for other employee benefits, including equity compensation arrangements.

      (Q) Sarbanes-Oxley. The Company is in material compliance with all provisions of the Sarbanes-Oxley Act of 2002 which are applicable to it as of the date hereof and of the Closing Date.

      (R) Certain Fees. Except as otherwise provided in this Agreement and fees payable to Banc of America Securities LLC ("BAS") and R&R pursuant to that certain agreement dated July 31, 2007 by and among the Company, BAS and R&R, as well as that certain letter agreement between the Company and R&R dated July 31, 2007, no brokerage or finder's fees or commissions are or will be payable by the Company to any broker, financial advisor or consultant, finder, placement agent, investment banker, bank or other Person with respect to the transactions contemplated by the Transaction Documents. The Purchasers shall have no obligation with respect to any fees or with respect to any claims made by or on behalf of other Persons for fees of a type contemplated in this Section that may be due in connection with the offer and sale of the Shares and Warrants contemplated by the Transaction Documents.

      (S) Trading Market Rules. The issuance and sale of Shares and Warrants hereunder does not contravene the rules and regulations of the Trading Market.

      (T) Investment Company. The Company is not, and immediately after receipt of payment for Shares and Warrants, will not be, an "investment company" within the meaning of the Investment Company Act of 1940, as amended.

      (U) Registration Rights. Except as disclosed in the Registration Statement or the SEC Reports, no Person has any right to cause the Company to effect the registration under the Securities Act of any securities of the Company.

      (V) Listing and Maintenance Requirements. The Company's Common Stock is registered pursuant to Section 12(b) or 12(g) of the Exchange Act, and the Company has taken no action designed to, or which to its knowledge will have the effect of, terminating the registration of the Common Stock under the Exchange Act nor has the Company received any notification that the Commission is contemplating terminating such registration. Except as disclosed in the Registration Statement or the SEC Reports, the Company has not, in the 12 months preceding the date hereof, received notice from any Trading Market on which the Common Stock is or has been listed or quoted to the effect that the Company is not in compliance with the listing or maintenance requirements of such Trading Market. The Company is, and at the Closing Date will be, in compliance with all such listing and maintenance requirements.

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      (W) Application of Takeover Protections. The Company and its Board of Directors have taken all necessary action, if any, in order to render inapplicable any control share acquisition, business combination, poison pill (including any distribution under a rights agreement) or other similar anti-takeover provision under the Company's Certificate of Incorporation (or similar charter documents) or the laws of its state of incorporation that is or could become applicable to the Purchasers as a result of the Purchasers and the Company fulfilling their obligations or exercising their rights under the Transaction Documents, including without limitation as a result of the Company's issuance of Shares and Warrants and the Purchasers' ownership of the Shares and Warrants.

      (X) Indebtedness. Other than as set forth or described in the Registration Statement and SEC Reports, including without limitation, the Company's independent registered public accounting firm's explanatory paragraph in its report on the Company's consolidated financial statements for 2006. the Company has no knowledge of any facts or circumstances which lead it to believe that it will file for reorganization or liquidation under the bankruptcy or reorganization laws of any jurisdiction within one year from the Closing Date. The Registration Statement or SEC Reports set forth, as of the dates thereof, all outstanding secured and unsecured Indebtedness of the Company or any Subsidiary, or for which the Company or any Subsidiary has commitments. For the purposes of this Agreement, "Indebtedness" shall mean (a) any liabilities for borrowed money or amounts owed in excess of $50,000 (other than trade accounts payable incurred in the ordinary course of business), (b) all guaranties, endorsements and other contingent obligations in respect of Indebtedness of others, whether or not the same are or should be reflected in the Company's balance sheet (or the notes thereto), except guaranties by endorsement of negotiable instruments for deposit or collection or similar transactions in the ordinary course of business; and (c) the present value of any lease payments in excess of $50,000 due under leases required to be capitalized in accordance with GAAP. Neither the Company nor any Subsidiary is in default with respect to any Indebtedness.

      (Y) Tax Status. Except for matters that would not, individually or in the aggregate, have a Material Adverse Effect, the Company and each Subsidiary has filed all necessary federal, state and foreign income and franchise tax returns and has paid or accrued all taxes shown as due thereon, and the Company has no knowledge of a tax deficiency which has been asserted or threatened against the Company or any Subsidiary.

      (Z) Foreign Corrupt Practices. Neither the Company, nor to the knowledge of the Company, any agent or other person acting on behalf of the Company, has
(i) directly or indirectly, used any funds for unlawful contributions, gifts, entertainment or other unlawful expenses related to foreign or domestic political activity, (ii) made any unlawful payment to foreign or domestic government officials or employees or to any foreign or domestic political parties or campaigns from corporate funds, (iii) failed to disclose fully any contribution made by the Company (or made by any person acting on its behalf of which the Company is aware) which is in violation of law, or (iv) violated in any material respect any provision of the Foreign Corrupt Practices Act of 1977, as amended.

      (AA) Accountants. The Company's accountants are Deloitte & Touche LLP. To the knowledge of the Company, such accountants, who the Company expects will express their opinion with respect to the financial statements to be included in the Company's next Annual Report on Form 10-K, are a registered public accounting firm as required by the Securities Act.

      (BB) Regulation M Compliance. The Company has not, and to its knowledge no one acting on its behalf has, (i) taken, directly or indirectly, any action designed to cause or to result in the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of any of the Shares and Warrants, (ii) sold, bid for, purchased, or, paid any compensation for soliciting purchases of, any of the Shares and Warrants (other than for the placement agent's placement of the Shares and Warrants), or (iii) paid or agreed to pay to any person any compensation for soliciting another to purchase any other securities of the Company.

EpiCept Corporation
October 10, 2007
Page 10




      (CC) Approvals. Other than the filing of an additional listing application, the issuance and listing on the Nasdaq Capital Market of the Shares requires no further approvals, including but not limited to, the approval of shareholders.

      (DD) NASD Affiliations. To the knowledge of the Company, there are no affiliations with any Financial Industry Regulatory Authority ("FINRA") member firm among the Company's officers, directors or any five percent (5%) or greater stockholder of the Company, except as set forth in the Base Prospectus.

SECTION 4. INDEMNIFICATION. The Company agrees to the indemnification and other agreements set forth in the Indemnification Provisions (the "Indemnification") attached hereto as Addendum A, the provisions of which are incorporated herein by reference and shall survive the termination or expiration of this Agreement.

SECTION 5. ENGAGEMENT TERM. The Placement Agents' engagement hereunder will be for the period of 30 days. The engagement may be terminated by either the Company or the Placement Agents at any time upon 5 days' written notice. Notwithstanding anything to the contrary contained herein, the provisions concerning confidentiality, indemnification, contribution and the Company's obligations to pay fees and reimburse expenses contained herein and the Company's obligations contained in the Indemnification Provisions will survive any expiration or termination of this Agreement. Each Placement Agent agrees not to use any confidential information concerning the Company provided to it by the Company for any purposes other than those contemplated under this Agreement.

SECTION 6. PLACEMENT AGENT INFORMATION. The Company agrees that any information or advice rendered by either Placement Agent in connection with this engagement is for the confidential use of the Company only in their evaluation of the Placement and, except as otherwise required by law, the Company will not disclose or otherwise refer to the advice or information in any manner without such Placement Agent's prior written consent. Notwithstanding the foregoing, the Company may file this Agreement and any Transaction Document with the Commission in any filing made by the Company pursuant to the Securities Act, the Exchange Act of the rules and regulations thereunder, and may refer to the Placement Agents' engagement hereunder and the terms of this Agreement as well in any such filing.

SECTION 7. NO FIDUCIARY RELATIONSHIP. This Agreement does not create, and shall not be construed as creating rights enforceable by any person or entity not a party hereto, except those entitled hereto by virtue of the Indemnification Provisions hereof. The Company acknowledges and agrees that neither Placement Agent is, and shall not be construed as, a fiduciary of the Company and shall have no duties or liabilities to the equity holders or the creditors of the Company or any other person by virtue of this Agreement or the retention of either Placement Agent hereunder, all of which are hereby expressly waived.

SECTION 8. CLOSING. The obligations of the Placement Agents and the Purchasers, and the closing of the sale of the Shares and Warrants hereunder are subject to the accuracy, when made and on the Closing Date, of the representations and warranties on the part of the Company and its Subsidiaries contained herein, to the accuracy of the statements of the Company and its Subsidiaries made in any certificates pursuant to the provisions hereof, to the performance by the Company and its Subsidiaries of their obligations hereunder, and to each of the following additional terms and conditions:

      (A) No stop order suspending the effectiveness of the Registration Statement shall have been issued and no proceedings for that purpose shall have been initiated or threatened by the Commission, and any request for additional information on the part of the Commission (to be included in the Registration Statement, the Base Prospectus or the Prospectus Supplement or otherwise) shall have been complied with to the reasonable satisfaction of the Placement Agents. Any filings required to be made by the Company in connection with the offer and

EpiCept Corporation
October 10, 2007
Page 11




sale of the Shares and Warrants shall have been timely filed with the Commission.

      (B) All corporate proceedings and other legal matters incident to the authorization, form, execution, delivery and validity of each of this Agreement, the Shares and Warrants, the Registration Statement, the Base Prospectus and the Prospectus Supplement and all other legal matters relating to this Agreement and the transactions contemplated hereby shall be reasonably satisfactory in all material respects to counsel for the Placement Agents, and the Company shall have furnished to such counsel all documents and information that they may reasonably request to enable them to pass upon such matters.

      (C) The Placement Agents shall have received from outside counsel to the Company such counsel's written opinion, addressed to the Placement Agents and the Purchasers dated as of the Closing Date, in form and substance reasonably satisfactory to the Placement Agents and a "negative assurance letter" to the Placement Agents from such counsel. BMO shall have received from the Company's independent registered public accounting firm, Deloitte & Touche LLP, a customary comfort letter addressed to BMO in form and substance reasonably satisfactory to BMO.

      (D) Neither the Company nor any of its Subsidiaries shall have sustained since the date of the latest audited financial statements included or incorporated by reference in the Base Prospectus, any loss or interference with its business from fire, explosion, flood, terrorist act or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth in or contemplated by the Base Prospectus and (ii) since such date there shall not have been any change in the capital stock or long-term debt of the Company or any of its Subsidiaries or any change, or any development involving a prospective change, in or affecting the business, financial condition, stockholders' equity or results of operations of the Company and its Subsidiaries, otherwise than as set forth in or contemplated by the Base Prospectus, the effect of which, in any such case described in clause (i) or
(ii), is, in the judgment of the Placement Agent, so material and adverse as to make it impracticable or inadvisable to proceed with the sale or delivery of the Shares and Warrants on the terms and in the manner contemplated by the Base Prospectus, the Time of Sale Prospectus, if any, and the Prospectus Supplement.

      (E) Subsequent to the execution and delivery of this Agreement, there shall not have occurred any of the following: (i) trading in securities generally on the New York Stock Exchange or the Nasdaq Capital Market or trading in any securities of the Company on any exchange or in the over-the-counter market, shall have been suspended or minimum or maximum prices or maximum ranges for prices shall have been established on any such exchange or such market by the Commission, by such exchange or by any other regulatory body or governmental authority having jurisdiction, (ii) a banking moratorium shall have been declared by federal or state authorities or a material disruption has occurred in commercial banking or securities settlement or clearance services in the United States, (iii) the United States shall have become engaged in hostilities in which it is not currently engaged, the subject of an act of terrorism, there shall have been an escalation in hostilities involving the United States, or there shall have been a declaration of a national emergency or war by the United States, or (iv) there shall have occurred any other calamity or crisis or any change in general economic, political or financial conditions in the United States or elsewhere, if the effect of any such event in clause (i), (iii) or
(iv) makes it, in the sole judgment of the Placement Agents, impracticable or inadvisable to proceed with the sale or delivery of the Shares and Warrants on the terms and in the manner contemplated by the Base Prospectus and the Prospectus Supplement.

      (F) No action shall have been taken and no statute, rule, regulation or order shall have been enacted, adopted or issued by any governmental agency or body which would, as of the Closing Date, prevent the issuance or sale of the Shares and Warrants or materially and adversely affect or potentially and adversely affect the business or operations of the Company; and no injunction, restraining order or order of any other nature by any federal or state court of competent jurisdiction shall have been issued as of the Closing Date which would

EpiCept Corporation
October 10, 2007
Page 12




prevent the issuance or sale of the Shares and Warrants or materially and adversely affect or potentially and adversely affect the business or operations of the Company.

      (G) The Company shall have prepared and filed with the Commission a Current Report on Form 8-K with respect to the Placement, including this Agreement as an exhibit thereto.

      (H) The Company shall have entered into subscription agreements with each of the Purchasers and such agreements shall be in full force and effect and shall contain representations and warranties of the Company as agreed to between the Company and the Purchasers.

      (I) The FINRA shall have raised no objection to the fairness and reasonableness of the terms and arrangements of this Agreement. In addition, the Company shall, if requested by the Placement Agents, make or authorize Placement Agent's counsel to make on the Company's behalf, an Issuer Filing with the FINRA Corporate Financing Department pursuant to NASD Rule 2710 with respect to the Registration Statement and pay all filing fees required in connection therewith.

      (J) Prior to the Closing Date, the Company shall have furnished to the Placement Agents such further information, certificates and documents as the Placement Agents may reasonably request.

      All opinions, letters, evidence and certificates mentioned above or elsewhere in this Agreement shall be deemed to be in compliance with the provisions hereof only if they are in form and substance reasonably satisfactory to counsel for the Placement Agents.

SECTION 9. Governing Law. This Agreement will be governed by, and construed in accordance with, the laws of the State of New York applicable to agreements made and to be performed entirely in such State. This Agreement may not be assigned by either party without the prior written consent of the other party. This Agreement shall be binding upon and inure to the benefit of the parties hereto, and their respective successors and permitted assigns. Any right to trial by jury with respect to any dispute arising under this Agreement or any transaction or conduct in connection herewith is waived. Any dispute arising under this Agreement may be brought into the courts of the State of New York or into the Federal Court, in either case located in New York, New York, and, by execution and delivery of this Agreement, the Company hereby accepts for itself and in respect of its property, generally and unconditionally, the jurisdiction of aforesaid courts. Each party hereto hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by delivering a copy thereof via overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. If either party shall commence an action or proceeding to enforce any provisions of this Agreement, then the prevailing party in such action or proceeding shall be reimbursed by the other party for its reasonable attorneys' fees and other costs and expenses incurred with the investigation, preparation and prosecution of such action or proceeding.

SECTION 10. Entire Agreement/Misc. This Agreement (including the attached Indemnification Provisions) embodies the entire agreement and understanding between the parties hereto and supersedes all prior agreements and understandings relating to the subject matter hereof. If any provision of this Agreement is determined to be invalid or unenforceable in any respect, such determination will not affect such provision in any other respect or any other provision of this Agreement, which will remain in full force and effect. This Agreement may not be amended or otherwise modified or waived except by an instrument in writing signed by both Placement Agents and the Company. The representations, warranties, agreements and covenants contained herein shall survive the closing of the Placement and delivery and/or exercise of the Shares and Warrants, as applicable. This Agreement may be executed in two or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by

EpiCept Corporation
October 10, 2007
Page 13




each party and delivered to the other party, it being understood that both parties need not sign the same counterpart. In the event that any signature is delivered by facsimile transmission or a .pdf format file, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile signature page were an original thereof.

SECTION 11. Notices. Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be in writing and shall be deemed given and effective on the earliest of (a) the date of transmission, if such notice or communication is delivered via facsimile or e-mail at the facsimile number or e-mail address specified on the signature pages attached hereto prior to 6:30 p.m. (New York City time) on a business day, (b) the next business day after the date of transmission, if such notice or communication is delivered via facsimile or e-mail at the facsimile number or e-mail address on the signature pages attached hereto on a day that is not a business day or later than 6:30 p.m. (New York City time) on any business day, (c) the business day following the date of mailing, if sent by U.S. nationally recognized overnight courier service, or (d) upon actual receipt by the party to whom such notice is required to be given. The address for such notices and communications shall be as set forth on the signature pages hereto.

EpiCept Corporation
October 10, 2007
Page 14




Please confirm that the foregoing correctly sets forth our agreement by signing and returning to R&R the enclosed copy of this Agreement.

                                         Very truly yours,

                                         RODMAN & RENSHAW, LLC


                                         By:
                                             -----------------------------------
                                             Name:
                                             Title:

                                         Address for notice:
                                         1270 Avenue of the Americas, 16th Floor
                                         New York, NY, 10020
                                         e-mail: tpinou@rodmanandrenshaw.com
                                                 ---------------------------
BMO CAPITAL MARKETS CORP.


By:
      -----------------------------------
      Name:
      Title:
Address for notice:
3 Times Square
New York, NY 10036
email: philip.marchal@bmo.com


Accepted and Agreed to as of the date first written above:

EPICEPT CORPORATION

By:
      -----------------------------------
      Name:
      Title:


Address for notice:

777 Old Saw Mill River Road, 2nd Floor
Tarrytown, NY, 10591
e-mail:

                                   ADDENDUM A

                           INDEMNIFICATION PROVISIONS

      In connection with the engagement of Rodman & Renshaw, LLC ("R&R") and BMO Capital Markets Corp. ("BMO") by EpiCept Corporation (the "Company") pursuant to a letter agreement, dated October 8, 2007, between the Company and R&R, as it may be amended from time to time in writing (the "Agreement"), the Company hereby agrees as follows:

1. To the extent permitted by law, the Company will indemnify R&R, BMO and their repsective affiliates, stockholders, directors, officers, employees and controlling persons (within the meaning of Section 15 of the Securities Act of 1933, as amended, or Section 20 of the Securities Exchange Act of 1934) against all losses, claims, damages, expenses and liabilities, as the same are incurred (including the reasonable fees and expenses of counsel), relating to or arising out of its activities hereunder or pursuant to the Agreement, except to the extent that any losses, claims, damages, expenses or liabilities (or actions in respect thereof) are found in a final judgment (not subject to appeal) by a court of law to have resulted primarily and directly from (a) R&R's or BMO's willful misconduct or gross negligence in performing the services described herein or in the Agreement or (b) the failure of either R&R or BMO to convey the Scripted Information as provided in Section 2(E) of the Agreement.

2. To the extent permitted by law, R&R will indemnify the Company and its affiliates, stockholders, directors, officers, employees and controlling persons (within the meaning of Section 15 of the Securities Act of 1933, as amended, or Section 20 of the Securities Exchange Act of 1934) against all losses, claims, damages, expenses and liabilities, as the same are incurred (including the reasonable fees and expenses of counsel), relating to or arising out of any allegations or claims by Rockmore Capital, LLC relating to the alleged delivery by R&R to Rockmore Capital, LLC of information that could be deemed to include material non-public information concerning the Company without the prior consent of Rockmore Capital, LLC; provided, that in no event shall R&R's liability under this provision exceed the aggregate amount of the fees received by R&R pursuant to the Agreement.

3. To the extent permitted by law, R&R and BMO will indemnify the Company and its affiliates, stockholders, directors, officers, employees and controlling persons (within the meaning of Section 15 of the Securities Act of 1933, as amended, or Section 20 of the Securities Exchange Act of
      1934) against all losses, claims, damages, expenses and liabilities, as the same are incurred (including the reasonable fees and expenses of counsel), relating to or arising out of the failure of R&R or BMO to convey the Scripted Information as provided in Section 2(E) of the Agreement.

4. Promptly after receipt by an indemnified party of notice of any claim or the commencement of any action or proceeding with respect to which an indemnified party is entitled to indemnity hereunder, the indemnified party will notify the indemnifying party in writing of such claim or of the commencement of such action or proceeding, and the indemnifying party will assume the defense of such action or proceeding and will employ counsel reasonably satisfactory to the indemnified party and will pay the fees and expenses of such counsel. If an indemnified party fails to provide prompt notice of such claim or proceeding the indemnifying party shall be relieved of its obligations set forth in paragraph 1 and 4 if and to the extent the indemnifying party is materially prejudiced by such failure to so notify. Notwithstanding the preceding sentence, the indemnified party will be entitled to employ counsel separate from counsel for the indemnifying party and from any other party in such action if counsel for the indemnified party reasonably determines that it would be inappropriate under the applicable rules of professional responsibility for the same counsel to represent both the indemnifying party and the indemnified party. In such event, the reasonable fees and disbursements of no more than one such separate counsel will be paid by the indemnifying party. The indemnifying party will have the exclusive right to settle the claim or proceeding provided that the indemnifying party will not settle any such claim, action or proceeding without the prior written consent of the indemnified party, which will not be unreasonably withheld.

5. The Company agrees to notify R&R and BMO promptly of the assertion against it or any other person of any claim or the commencement of any action or proceeding relating to the Placement.

6. If for any reason the foregoing indemnity is unavailable to the indemnified party or insufficient to hold the indemnified party harmless, then the Company, R&R and BMO agree to contribute to the amount paid or payable by the indemnified party as a result of such losses, claims, damages or liabilities in such proportion as is appropriate to reflect not only the relative benefits received by the Company on the one hand and R&R and BMO on the other, but also the relative fault of the Company on the one hand and R&R and BMO on the other that resulted in such losses, claims, damages or liabilities, as well as any relevant equitable considerations. The amounts paid or payable by a party in respect of losses, claims, damages and liabilities referred to above shall be deemed to include any legal or other fees and expenses incurred in defending any litigation, proceeding or other action or claim. Notwithstanding the provisions hereof, R&R's an BMO's share of the liability hereunder shall not be in excess of the amount of fees actually received, or to be received, by R&R or BMO, as applicable, under the Agreement (excluding any amounts received as reimbursement of expenses incurred by R&R). No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

7. These Indemnification Provisions shall remain in full force and effect whether or not the transaction contemplated by the Agreement is completed and shall survive the termination of the Agreement, and shall be in addition to any liability that the Company might otherwise have to any indemnified party under the Agreement or otherwise.




                                                RODMAN & RENSHAW, LLC
BMO CAPITAL MARKETS CORP.

                                                By:____________________________
By:__________________________                      Name:
      Name:                                       Title:
      Title:


Accepted and Agreed to as of the date first written above:

EPICEPT CORPORATION

By:__________________________
      Name:
      Title:

                                   SCHEDULE A

                            FREE WRITING PROSPECTUSES
                            -------------------------

Emails sent to prospective purchasers with draft agreements and base prospectus

                                   SCHEDULE B

                              SCRIPTED INFORMATION
                              --------------------



Shares Being Offered...................  Up to 7,568,662 shares.  We have indications of interest of up to
                                         4,388,298 shares.

Warrants Being Offered.................  Warrants to purchase up to 3,784,331 shares (or 2,194,149 shares based on
                                         current indications of interest) of the
                                         Company's common stock at an exercise
                                         price of $1.88 per share from and after
                                         the six month anniversary of the
                                         Closing Date.

Public Offering Price..................  $1.88 per share.

Aggregate Co-Placement Agents' Fees....  A cash fee payable immediately upon the closing of the Placement equal to 6% of
                                         the first $10,000,000 of aggregate
                                         gross proceeds raised in the Placement
                                         and 7.6% of aggregate gross proceeds in
                                         excess of $10,000,000.

Net Proceeds Before Expenses to the      Up to $13.3 million if we sell all of
Company................................  the shares being offered.  We currently have indications of interest of shares
                                         yielding net proceeds of up to $7.8
                                         million.

Shares Outstanding Before the Offering.. As of September 30, 2007, 37,952,289
                                         shares, not including shares issuable
                                         upon exercise of the Warrants.


The last reported sale price of EpiCept's common stock on October 9, 2007 was $1.88 per share.

In addition, the Proceeds Before Expenses to the Company may be reduced by approximately $250,000 in fees owed to other financial advisors to the Company.